CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SERVICES AGREEMENT
This Services Agreement (this “Agreement”) is made as of the 5th day of April, 2016 (“Effective Date”) by and between DOHMEN LIFE SCIENCE SERVICES, LLC, a Wisconsin limited liability company (“DLSS”), and VERICEL CORPORATION, a Michigan corporation (“Client”).
RECITALS
WHEREAS, DLSS provides outsourced business services to life science companies in a variety of functional areas including finance, technology, supply chain, patient and customer support, quality, regulatory and medical affairs;
WHEREAS, Client believes that using DLSS services as an extension of its company will create both efficiencies as well as an improved customer experience; and
WHEREAS, DLSS and Client desire to agree upon the terms and conditions upon which such services shall be provided.
NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, DLSS and Client agree as follows:
1.DEFINITIONS. Capitalized terms not otherwise defined in this Agreement have the meanings set forth in this Section 1 as follows:
(a)    “Adverse Event” means any untoward medical occurrence in a patient administered a Product and which is not necessarily caused by the Product. An Adverse Event can therefore be any unfavorable and unintended sign (e.g. an abnormal laboratory finding), symptom, or disease temporarily associated with the use of a Product, whether or not considered related to the Product. An Adverse Event includes, but is not limited to, the following: (i) any clinically significant worsening of a pre-existing condition; (ii) an event that has been associated with the discontinuation of the use of a Product; and (iii) any lack or loss of intended effect.
(b)    “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
(c)    “Confidential Information” means any information (whether or not marked “confidential” and regardless of the medium of communication) that relates to the disclosing party or its business, including, without limitation, trade secrets, know-how, software, methodologies, processes, procedures, data, templates, forms, algorithms, specifications, drawings, technology, information pertaining to business operations and strategies, and information pertaining to customers, pricing and marketing. Confidential Information shall not include information that: (i) the receiving party can demonstrate is already known to the receiving party without restriction on use or disclosure prior to receipt of such information from the disclosing party; (ii) is

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, the receiving party; (iii) the receiving party can demonstrate is developed by the receiving party independently of, and without reference to, any Confidential Information of the disclosing party; or (iv) is received by the receiving party from a third party who is not known by the receiving party to be under any obligation to the disclosing party to maintain the confidentiality of such information.
(d)    “Customer” shall mean any hospital, surgery center or other clinic site, Payer, health care provider, or other person or entity that is legally entitled to order, purchase, and/or pay for the Product.
(e)    “Force Majeure” means acts of God or the public enemy, earthquakes, fire, flood, epidemic, civil insurrection or war, acts of terrorism, inability to access data, power or supplies, labor shortages or strife, and other conditions (other than financial difficulties) beyond the reasonable control of the involved party which delay or prevent the rendition of such party’s performance hereunder.
(f)    “Laws” means all laws, statutes, rules, regulations, guidelines and orders of the Territory or any unit, division or subdivision thereof, or any Regulatory Authority thereof.
(g)    “Medical Device Event” means an event that reasonably suggests that a device may have caused or contributed to a death or serious injury, or has malfunctioned and the malfunction of the device, or a similar device that Client markets, would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.
(h)    “Other Safety Findings” means the following, whether it/they is/are associated with an Adverse Event or other Reportable Event: (i) use of a Client Product while pregnant and/or breast feeding; (ii) accidental or intentional medication errors; (iii) misuse, where the Product is intentionally and inappropriately used (including misuse for illegal purposes); (iv) transmission of an infectious agent through a contaminated Product; (v) occupational exposure to a Product; (vi) reports of patient “death” after exposure to a Product where no other details are provided (e.g., fatal outcomes); (vii) off-label use; (viii) wrong cells applied to a patient; and/or (ix) unexpected therapeutic benefits.
(i)    “Patient” means, with respect to any Program, a patient designated by DLSS as participating in such Program, whether or not the patient undergoes a biopsy or implantation.
(j)    “Payer” means any third party payer responsible for reimbursement of covered charges for the applicable Product, including, but not limited to, Medicare and Medicaid, commercial payers, workers’ compensation, and military facilities.
(k)    “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.
(l)    “Products” has the meaning set forth on Exhibit A attached hereto.
(m)    “Product Complaint” means any written, electronic, or oral communication of dissatisfaction regarding the identity, quality, durability, reliability and safety, with respect to Product quality, effectiveness or performance of a Product. A Product Complaint may occur, among other ways, in the receipt of biopsy kits, or final Product during implantation/grafting or post-surgery.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(n)    “Program” means, with respect to each Product, the patient support services program designed, developed, and implemented by DLSS pursuant to this Agreement.
(o)    “Regulatory Authority” means the government of the United States or any foreign jurisdiction, any state, county, municipality or other governmental or quasi governmental unit or sub-unit, or any agency, board, bureau, instrumentality, department or commission (including any court or other tribunal) of any of the foregoing.
(p)    “Reportable Events” includes one or more of the following: Adverse Events, Other Safety Findings, Product Complaints, and Medical Device Events.
(q)    “Representatives” means, as to a Person, its and its Affiliates’ respective officers, directors, managers, employees, consultants, professional advisors, agents, financing sources, licensing partners and business associates.
(r)     “Services” mean the services to be provided to Client by DLSS under this Agreement with respect to Products, as set forth on Exhibit B attached hereto.
(s)    “Standard Operating Procedures” means (i) the standard operating procedures of DLSS, as may be revised by DLSS from time-to-time, which DLSS applies in the provision of Services hereunder, and (ii) any other procedures mutually agreed upon by Client and DLSS.
(t)    “Territory” means the United States of America.
2.    SERVICES.
(a)    During the Term, Client hereby engages DLSS as, and DLSS agrees to be, the exclusive designer and developer of each Program, and the exclusive provider of the Services set forth in this Agreement and listed on Exhibit B attached hereto, in the Territory, and Client shall purchase such Services from DLSS.
(b)    To the extent that DLSS is unable or unwilling to provide any of the Services to Client or any Customer or Patient, DLSS will promptly inform Client in writing. DLSS will make commercially reasonable efforts to assist Customers and Patients, and/or Client on a Customer’s or Patient’s behalf, in connection with the Products and in accordance with the terms of this Agreement.
(c)    Promptly after signing this Agreement, the parties shall endeavor to jointly develop an implementation plan (the “Operational Blueprint”) addressing, among other things, (i) the schedule for the design, development and launch of the Program, (ii) the schedule of implementation meetings, (iii) the schedule of stages, tasks and key decisions required of each party, (iv) the schedule and process for transferring active patient cases, data and other information from Client’s current/former vendor to DLSS and incorporating such patients, data, and other information into the Program, and (v) such other items identified by the parties, including, without limitation, a projected date for the launch of the Program. The parties shall use commercially reasonable efforts to reach agreement upon the Operational Blueprint within thirty (30) days after signing this Agreement. After the Operational Blueprint has been agreed upon, the parties shall promptly begin undertaking the implementation of the Program. Except as otherwise expressly provided herein, DLSS shall bear the costs in connection with the development of the Program; provided, however, that Client shall bear its own costs in connection with the development of the Program relating to Client’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

travel, Client’s internal resource time, Client’s professional advisors (including attorneys), material development (e.g. patient education), manufacturing the Products, and providing training to DLSS regarding the Product and Client’s current customer care processes.
3.    OBLIGATIONS OF DLSS.
(a)    DLSS shall:
(i)    Comply with all Laws applicable to DLSS in connection with the Services and each Program.
(ii)    Perform the Services (A) in accordance with the Standard Operating Procedures, (B) with the same degree of professional care and diligence as DLSS performs similar services for its similarly situated other clients, and (C) in compliance with industry standards.
(iii)    Possess, maintain and comply with all licenses, registrations, listings, clearances, approvals and consents as required by applicable Law or contract to be held or maintained by DLSS for the provision of the Services by DLSS, and shall ensure that each of its Representatives providing Services hereunder maintains and complies with all licenses, registrations, listings, clearances, approvals and consents as required by applicable Law or contract to be held or maintained by such individual for the provision of the Services.
(iv)    Maintain all documents and records created by DLSS in performance of the Services and maintain complete and accurate records of all transactions related to the conduct of business under this Agreement, all for such periods as are required to comply with applicable Laws, and DLSS shall provide copies to Client as Client may reasonably request from time to time.
(v)    Be responsible for all of its own personnel and for the payment of their compensation, including, if applicable, withholding of income taxes, and the payment and applicable withholding of social security and other payroll taxes, unemployment insurance, workers’ compensation insurance payments and disability benefits.
(vi)    Promptly after becoming aware of any investigation, inspection, directive, order or inquiry by or from any Regulatory Authority directly relating to any Product, notify Client thereof describing the matter in reasonable detail.
(vii)    Report each Reportable Event within one (1) business day of becoming aware of the Reportable Event. DLSS shall directly email each Reportable Event to Client’s Pharmacovigilance at [***], with a copy to [***], or shall report each Reportable Event to such other e-mail address or in such other manner as Client may designate to DLSS in writing from time to time. Information reported by DLSS shall include, to the extent available: patient identifiers (such as date of birth or initials), reporter (including reporter name and contact information), Product information, and a description of the Reportable Event. Notwithstanding the foregoing, DLSS shall under no circumstances be responsible for any investigations or case processing related to a Reportable Event.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(viii)    Maintain a secure database of all Patient information. Prior to disclosing any Patient information to Client, DLSS shall first, to the extent required by Law: (A) de-identify such information in accordance with applicable standards set forth in privacy rules promulgated pursuant to the Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations promulgated thereunder (“HIPAA”), or (B) obtain from the Patient a valid, unrevoked, HIPAA authorization that permits disclosures to Client. DLSS shall make available to Client the Reports described in Exhibit B and set forth on Exhibit C attached hereto and incorporated herein, and such additional information as Client may reasonably request from time to time. DLSS acknowledges that HIPAA is not intended to disrupt or discourage disclosure of PHI by a covered entity to a person subject to the jurisdiction of the Food and Drug Administration (“FDA”) with respect to an FDA-regulated product or activity for which that person has responsibility, for the purpose of activities related to the quality, safety or effectiveness of such FDA-regulated product or activity, subject to the minimum necessary standard.
(ix)    Obtain and maintain all provider or supplier agreements and numbers necessary for the submission by DLSS of claims to Payers.
(x)    Hire or otherwise engage sufficient numbers of employees, contractors, agents, and/or other Representatives possessing the requisite education, skill, competence and experience, to perform the Services set forth herein and to fulfill DLSS’ obligations under this Agreement and ensure that each individual providing Services hereunder obtains and maintains all requisite licensure, registration, certification and/or other credentials as necessary for performance of the Services hereunder.
(xi)    Maintain quality assurance procedures in accordance with applicable standards established by the profession and/or industry and applicable Law, and as mutually agreed to by Client and DLSS in writing.
(xii)    Order, on behalf of a Customer, Product from Client by submitting a written purchase order identifying the Patient, the requested delivery date(s), relevant shipping information, and such other information as may be necessary to enable Client to fulfill the order. The written order shall be on a form furnished from time to time by DLSS and approved by Client. All orders for Product are subject to acceptance by Client in its sole discretion after Client’s receipt thereof. DLSS may order Product only from Client.
(xiii)    Reimburse Client upon demand for all of the out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and other professional costs) and the time of Client employees at the hourly rate of $[***] per hour, which are incurred by Client in connection with any agreement required by DLSS’ landlord or lender, or pursuant to any of the following events or occurrences, except to the extent that Client’s breach of its express obligations contained in this Agreement is the primary cause of such event or occurrence: (A) any inspection, investigation or inquiry by a Regulatory Authority attributable to DLSS or its business, including, but not limited to, the Services; (B) any court or Regulatory Authority directive, order, subpoena, interrogatory, demand, request for admission or other process of Law directed at Client attributable to DLSS or its business, including, but not limited to, the Services; or (C) any request by DLSS to produce information or documentation, or give testimony or other services, in connection with either (A) or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B) above. As a professional courtesy, the first five (5) hours of Client’s internal employee time incurred by Client relating to (A)-(C) above will not be charged to DLSS.
(b)    In the event that DLSS receives a notice from any Regulatory Authority regarding its obligations pertaining to Laws and/or applicable professional standards that have a material adverse effect on its ability to provide the Services hereunder, DLSS shall notify Client promptly and provide Client with any non-confidential documentation reasonably related to such notice.
(c)    DLSS represents and certifies that it and any person or entity employed or engaged by it, including, without limitation, DLSS’s employees, contractors, agents, and other Representatives who will provide Services in connection with this Agreement (collectively, “Personnel”) are not currently:
(i)    excluded, debarred, suspended or otherwise ineligible to participate in federal health care programs as defined in 42 U.S.C. §1320-7b or in federal procurement or non-procurement activities as defined in Executive Order 12689 (collectively, “Ineligible”);
(ii)    debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. §335(a), as amended, or any similar state law or regulation (“Debarred”);
(iii)    excluded by the Office of Inspector General pursuant to 42 U.S.C. §1320a-7, et seq. or any state agency from participation in any federal or state health care program as defined in 42 U.S.C. §1320a-7 and 42 U.S.C. §1320a-7b (“Excluded”); and/or
(iv)    otherwise disqualified or restricted by the FDA pursuant to 21 CFR §312.70 or any other regulatory authority (“Disqualified”).
(d)    DLSS represents and certifies that it will not utilize any Ineligible, Debarred, Excluded or Disqualified Personnel to provide any Services hereunder. During the Term, if DLSS or any Personnel becomes Ineligible, Debarred, Excluded or otherwise Disqualified (“Change in Status”), DLSS shall notify Client of the Change in Status, in writing, as soon as the Change in Status is known, or, by exercising reasonable diligence would have been known, but in no event later than five (5) business days of the date of the Change in Status. Upon receipt of such notice with respect to a Change in Status of DLSS, or if Client becomes aware of any Ineligibility, Debarment, Exclusion or Disqualification of DLSS, Client shall have the right to terminate this Agreement immediately and shall retain all claims, causes of action, defenses, and other rights that Client may have at law or in equity. Upon receipt of such notice with respect to a Change in Status of Personnel, or if Client becomes aware of any Ineligibility, Debarment, Exclusion or Disqualification of any Personnel, DLSS shall promptly remove and replace such Personnel with qualified Personnel and shall notify Client promptly of such removal and replacement. DLSS represents and warrants that it has no actual knowledge of any conduct for which DLSS or Personnel could be Ineligible, Debarred, Excluded or Disqualified.
(e)    DLSS shall not make any changes in any manner whatsoever or provide supplemental information to any descriptive, educational, promotional or other Product-related materials, including, but not limited to, labels, advertising, educational materials, or other written materials (collectively, “Materials”) supplied by Client without the prior written authorization of Client. DLSS shall not distribute any Materials created or developed by DLSS or any third party without the prior written authorization of Client, unless DLSS is required to do so in accordance with applicable Law. DLSS shall comply with all Laws that govern

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the distribution or utilization of all Materials. DLSS shall deliver to Customers and/or Patients, as applicable, any Materials or other literature about the Product that Client furnishes to DLSS, and are intended to be delivered to Customers and/or Patients, as applicable. In the event that DLSS violates any of the foregoing provisions, and/or if DLSS incorporates all or any portion of the content of the Materials into written, oral, graphic or other material or presentation relating to or mentioning any Product or otherwise for purposes unrelated to the Program, Client hereby specifically disclaims any liability to DLSS and to any other party for any damages, claim, penalty or judgment in connection with such Material or presentation, and DLSS shall indemnify and hold Client harmless from any and all costs, expenses, damages, judgments and liabilities (including attorney’s fees) incurred by or rendered against Client and arising as a result of such action by DLSS.
(f)    In the event that: (i) any Regulatory Authority issues a request or directive or orders that the Product be recalled or retrieved, (ii) a court of competent jurisdiction orders that the Product be recalled or retrieved, or (iii) Client reasonably determines that the Product should be recalled, retrieved or a “dear doctor” letter is required relating to restrictions on use of the Product, DLSS will provide Client with any reasonable assistance requested by Client in connection with the coordination of returning the Product to Client.
(g)    DLSS shall, no later than July 1, 2016, (i) have a payer agreement or similar arrangement with each Payer listed in Exhibit D attached hereto and incorporated herein regardless of whether such payer agreement includes reimbursement for the Product (each, an “Initial Payer”), (ii) initiate discussions with each Initial Payer, (iii) commence negotiations with each Initial Payer for the reimbursement of the Product on the terms set forth in Exhibit D, and (iv) present to Client the proposed rate of reimbursement by each Initial Payer, which terms shall be subject to Client’s review and approval or review and further direction, as applicable.
(h)    DLSS shall not at any time do or permit any act to be done which may reasonably be expected to impair the rights of Client in Client’s name, trade names, service name and any other names for which Client has rights under common law or for which application has been made, or may be made during the Term of this Agreement, to the applicable Regulatory Authority for recognition as a registered trademark or service mark of Client or any of the Products or other products manufactured by Client (collectively, “Client’s Marks”). DLSS shall not obtain or assert any claim to any patent, copyright or trademark protection relating to the Product or Client’s Marks (whether owned by Client or licensed to Client), and any rights so obtained shall be immediately transferred to Client. DLSS shall advise Client of any conflict of which DLSS becomes aware between Client’s Marks and the name, trademarks or trade names of any third party.
(i)    DLSS represents and warrants that, to the best of its knowledge, the execution of this Agreement and the Exhibits attached hereto by it and its performance of its obligations hereunder or thereunder will not conflict with, result in the breach of, or constitute a default under, any applicable Law or any agreement to which DLSS or its Representatives are parties, or by which DLSS or its Representatives is or may be, bound.
(j)    DLSS represents and warrants that no consent, approval, order of authorization of, or registration, qualification designation, declaration or filing with, any federal, state or local government authority is required in connection with the consummation by DLSS of the transactions contemplated by this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(k)    DLSS represents and warrants that it currently does not have, and during the Term of this Agreement shall not have, any financial relationship, through compensation, investment interest, or otherwise, with any third-party health care provider who is authorized or otherwise in a position to order or purchase the Product and/or provide clinical services, including, but not limited to physical therapy, related to the Product.
(l)    Notwithstanding anything to the contrary herein, DLSS shall under no circumstances provide Client any documents or records to the extent DLSS is prohibited from doing so by applicable Law.

4.    OBLIGATIONS OF CLIENT.
(a)    Client shall:
(i)    Comply with all Laws applicable to the Products.
(ii)    Reasonably cooperate with DLSS in all matters relating to the Services. Without limiting the generality of the foregoing, Client shall use commercially reasonable efforts to respond promptly to any DLSS request to provide direction, information, approvals, authorizations or decisions that are reasonably necessary for DLSS to perform Services in accordance with the requirements of this Agreement.
(iii)    Use commercially reasonable efforts to promptly provide such Client materials and other information as DLSS may reasonably request in order to enable DLSS to perform the Services in a timely manner, and use commercially reasonable efforts to ensure that the same are complete and accurate in all respects. DLSS shall be entitled to rely, without independent verification, on the accuracy and completeness of all materials and other information provided by or on behalf of Client or its Representatives to DLSS, and DLSS shall have no liability with respect to the inaccuracy or inadequacy of such materials or other information, provided that neither DLSS nor any of its Representatives have changed, modified, or otherwise altered such materials or other information in any way.
(iv)    Possess, maintain and comply with all licenses, registrations, listings, clearances, approvals and consents as required by applicable Law or contract to be held or maintained by Client in relation to the Products, Client’s business or the use of Client-supplied materials or information by DLSS.
(v)    Reasonably promptly after becoming aware of any investigation, inspection, directive, order or inquiry by or from any Regulatory Authority that involves or relates to one or more Products, or other matter that would reasonably be expected to affect DLSS or its business, notify DLSS describing the matter in reasonable detail.
(vi)    Utilize DLSS exclusively, during the Term, for the provision of all services in the nature of the Services set forth on Exhibit B for all of Client’s requirements for such Services within the Territory for each Product. Without limiting the generality of the foregoing, during the Term, DLSS shall serve as the exclusive administrator of each Program.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vii)    Be responsible, at its expense, for the marketing and promotion of each Program unless otherwise expressly set forth in this Agreement. Client shall provide DLSS with the opportunity to review and approve, which approval shall not be unreasonably withheld, conditioned or delayed, in advance all materials and communications that reference DLSS or describe the Services or any Program.
(viii)    Pay when due the fees and other charges for DLSS’s Services, as set forth on Exhibit F.
(b)    Reimburse DLSS upon demand for all of the out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and other professional costs) and the time of DLSS employees at the hourly rate of $[***] per hour, which are incurred by DLSS in connection with any agreement required by Client’s landlord or lender, or pursuant to any of the following events or occurrences, except to the extent that DLSS’s breach of its express obligations contained in this Agreement, and/or any other act of DLSS (unless such act is authorized by this Agreement or performed pursuant to the direction of Client), is the primary cause of such event or occurrence: (i) any inspection, investigation or inquiry by a Regulatory Authority attributable to Client, its business, or any Product; (ii) any court or Regulatory Authority directive, order, subpoena, interrogatory, demand, request for admission or other process of Law directed at DLSS attributable to Client, its business, or any Product; or (iii) any request by Client to produce information or documentation, or give testimony or other services, in connection with either (i) or (ii) above. As a professional courtesy, the first five (5) hours of DLSS’ internal employee time incurred by DLSS relating to (i)-(iii) above will not be charged to Client.
(c)    CLIENT DOES NOT MAKE ANY WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
(d)    Client represents and warrants that, to the best of its knowledge, the execution of this Agreement and the Exhibits attached hereto by it and its performance of its obligations hereunder or thereunder will not conflict with, result in the breach of, or constitute a default under, any applicable Law or any agreement to which Client or its Representatives are parties, or by which Client or its Representatives is or may be, bound.
5.    OBLIGATIONS OF THE PARTIES.
(a)    Notwithstanding the generality of any provision herein, each party shall maintain all federal, state and local registrations necessary to comply with this Agreement and will immediately notify the other party of any denial, revocation or suspension of any such registration. Each party will comply with all Laws and professional standards applicable to performance of its obligations under this Agreement, including, without limitation, (i) Drug Quality and Security Act, (ii) federal and state Food, Drug and Cosmetics Acts; (iii) federal and state Anti-kickback laws; (iv) guidelines of The Joint Commission; (v) federal, state or local laws relating to billing or other sales practices; (vi) applicable provisions of Executive Order 11246, Section 503 of the Rehabilitation Act of 1973, and the Vietnam Era Veteran’s Readjustment Assistance Act, and applicable regulations; and (vii) HIPAA. Additionally, each party will take all necessary precautions to prevent Product from being possessed, used, handled, distributed or sold by those who may not lawfully possess, use, handle, distribute or sell Product, and each party will fully comply, as applicable, with all Laws

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

regarding manufacturing, possession, use, distribution, sale and safe handling of Product. In the event that there is any change in Law that has the effect of making the operation of any Program illegal, then the parties shall meet in good faith to mutually agree on an appropriate amendment to this Agreement to reflect the changed circumstances, and, if the parties cannot agree on such amendment, either party may, upon thirty (30) days’ prior written notice to the other party, terminate this Agreement; provided, however, that if there is more than one Program, this Agreement shall continue in place with respect to any Program for which the operation thereof continues to be legal.
(b)    Each party shall comply with all Laws, including reporting or reflecting discounts, rebates and other price reductions, pursuant to 42 USC §1320a-7b(b)(3)(A) on cost reports, invoices or claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request as required.
(c)    The parties shall have telephone conferences regarding the Products and the Services provided by DLSS hereunder on a monthly basis, or more frequently as determined by Client and agreed upon by DLSS. During such conference calls, the parties shall review DLSS’s Services, including staffing needs, and other matters as determined by each party.
(d)    Client and DLSS hereby each represent and warrant that with respect to any Services Client engages DLSS to perform hereunder: (i) such services are bona fide, legitimate, and reasonable; (ii) the Services are not intended to serve, either directly or indirectly, as a means of DLSS marketing or selling the Product, notwithstanding that Client may utilize deliverables resulting from the Services, such as data reports, for its own marketing; (iii) the Services are not intended to diminish the objectivity or professional judgment of, or to interfere with the objectivity or professional discretion of any health care professional; (iv) the Services do not involve the counseling or promotion of any off-label use of the Product or a business arrangement or other activity that violates any applicable laws; (v) the fees for the Services are not intended in any way as remuneration for referrals or for other business generated; (vi) the fees for the Services represent fair market value for the Services based on arms-length negotiations; and (vii) the fees for the Services paid pursuant to this Agreement are not intended in any way as payments related to clinical practice guidelines or clinical practice guideline activities and have not been negotiated or discussed between the parties in connection with any such clinical practice guidelines or clinical practice guideline activities.
6.    BILLING AND COLLECTION.
(a)    The Services shall include billing and collection for the Product by DLSS in accordance with the following:
(i)    [***].
(ii)    [***].
(iii)    [***].
(iv)    [***].
(v)    [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vi)    [***].
(b)    DLSS represents and warrants that the billing and collection procedures set forth in this Agreement comply with all applicable Laws and with each Payer contract.
7.    COMMERCIAL TERMS.
(a)    As full consideration for the Services, Client will pay DLSS the fees and charges set forth on Exhibit F, which fees and charges will be invoiced monthly by DLSS, unless otherwise specified on Exhibit F. Invoices will be due for payment by Client forty-five (45) days from the date of invoice. Invoices shall include all data reasonably requested by Client. If any amount is owed, but not paid when due, a late payment charge of 1.0% of the amount past due will apply for each 30-day period or part thereof that the amount remains unpaid. If Client reasonably disputes any portion of any data on which the invoice is based, Client shall provide notice of its dispute in writing, which notice shall include the reason for the dispute. Client and DLSS shall in good faith attempt to reconcile any disputed data.
(b)    Client shall reimburse DLSS for all pass-thru expenses incurred by DLSS in performing Services, including, without limitation, EDI charges, Client-specified supplies, non-routine copying or delivery charges, travel and lodging, and any other expenses set forth on Exhibit F attached hereto. All such pass-thru charges shall be subject to prior approval of Client and shall be included on the appropriate invoice described in this Section 7.
(c)     Client shall be billed on a calendar year basis for no fewer than (i) [***] biopsies coordinated per calendar year and (ii) [***] implants coordinated per calendar year. Such billings will be prorated based upon the date that the Services commence and the date that the Services terminate. For illustration purposes only, if Services commence on July 1, 2016, Client will be billed for no fewer than [***] biopsies coordinated and [***] implants coordinated for 2016. For the avoidance of doubt, if biopsies coordinated and implants coordinated exceed the minimum billing amount in a calendar year, Client will be billed for the actual number of biopsies coordinated and implants coordinated.
8.    CONFIDENTIAL INFORMATION.
(a)    DLSS shall not (except as required in the performance of Services hereunder or as provided in this Section 8) disclose any Confidential Information of Client or use Client’s Confidential Information except in the performance of Services to or for the benefit of Client. The fact that Client is a customer of DLSS is not Confidential Information of Client.
(b)    Client shall not (except as provided in this Section 8) disclose or use any Confidential Information of DLSS.
(c)    DLSS may disclose Client’s Confidential Information and Client may disclose DLSS’ Confidential Information, to their respective Representatives who have a need to know in connection with the Services and each party’s monitoring and administration thereof. Each party hereto, in advance of any disclosure, shall inform its Representatives to whom the other party’s Confidential Information is proposed to be disclosed of the restrictions on disclosure and use thereof contained in this Section 8 and such party shall cause its Representatives to agree (for the benefit of the other party) to be bound by the terms of this Section 8. Notwithstanding the foregoing, each party hereto shall be responsible and liable for any use or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

disclosure by its Representatives of the other party’s Confidential Information in violation of the restrictions thereon set forth in this Section 8.
(d)    If either party (with respect to the other party’s Confidential Information) is compelled or requested to disclose the same by court or Regulatory Authority order, subpoena, interrogatory, request for admission, demand or other similar process of Law, such disclosure shall be permitted; provided, however, that the receiving party shall promptly notify the disclosing party of the existence and terms of such legal process and provide the disclosing party a copy of the demand or request, and reasonably assist (at the disclosing party’s cost and expense) the disclosing party’s efforts to obtain a protective order or such other relief as may be available to prevent or limit such disclosure. Notwithstanding the foregoing, if this Agreement or any documents related to the Program is required to be filed or otherwise disclosed pursuant to applicable federal, state and local laws, rules and regulations governing Client, The Nasdaq Stock Market or generally accepted accounting principles, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, each as amended, and any state "blue sky" laws, Client shall provide DLSS such document no fewer than ten (10) days prior to filing and DLSS shall have the right to request confidential treatment of certain terms and conditions of such document to the extent permitted by Law. In such event, Client shall seek confidential treatment of such identified terms and conditions to the extent permitted by Law, including, but not limited to, SEC guidance, in the opinion of Client’s outside counsel. This Agreement is required to and will be disclosed to the Securities Exchange Commission by Client, subject to the foregoing procedures set forth in this paragraph (d).
(e)    The confidentiality covenants of this Section 8 shall remain in effect while this Agreement is in effect and for a period of ten (10) years thereafter or, if a longer period is required by Law, so long as required by Law.
(f)    Each of DLSS and Client acknowledges that its breach of this Section 8 may cause irreparable harm to the other which cannot be adequately compensated by monetary damages. Accordingly, in the event of a breach or default under this Section 8 by a receiving party, the disclosing party may be entitled to seek specific performances by, or to obtain injunctive or other equitable relief against, the receiving party, without the necessity of posting bond or other surety, in addition to all other remedies available at law or in equity.
9.    TAXES. Except for income or franchise taxes payable by DLSS with respect to the fees and charges payable to it hereunder, real estate or personal property taxes assessed against any facility owned by DLSS or other DLSS-owned tangible property, or employment taxes with respect to DLSS’s employees, DLSS shall have no liability for any, and Client shall bear all property, ad valorem, inventory, sales, use or other taxes in connection with the Products or the Services rendered by DLSS.
10.    AUDIT AND INSPECTION.
(a)    DLSS shall provide to Client the Standard Operating Procedures, practices and other procedures (which shall include those procedures mutually agreed upon by Client and DLSS) to be employed by DLSS in performing Services under this Agreement, each of which shall be subject to Client’s review and the mutual approval of the parties prior to DLSS’s implementation. Any changes thereto also shall be subject to Client’s review and the mutual approval of the parties prior to DLSS’s implementation.
(b)    DLSS hereby grants to Client and its authorized Representatives, during the Term of this Agreement and for a period of one (1) year thereafter, the right and authority to audit and inspect DLSS’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

records which relate to the Products and/or the Services performed by DLSS pursuant to this Agreement, at Client’s sole cost and expense and in a manner that does not unreasonably interfere with DLSS’s business operations. Client agrees to give at least ten (10) days prior written notice to DLSS. Such audits may include, but are not limited to, DLSS’s procedures, files, and records associated with this Agreement. The audit may be conducted either directly by Client or a Representative approved by DLSS (which approval will not be unreasonably withheld, conditioned or delayed) who shall execute an appropriate confidentiality agreement with DLSS as reasonably requested by DLSS.
(c)    Notwithstanding anything to the contrary herein, if an audit is in response to an inquiry by any Regulatory Authority or other governmental entity, then during the Term of this Agreement and for a period of three (3) years after termination or expiration of this Agreement and upon five (5) days prior written notice, DLSS shall allow Client access to DLSS’s records relating to its performance of Services pursuant to this Agreement. The scope of such audit shall be such as is reasonably appropriate to allow Client to fully and accurately respond to any such inquiry from a Regulatory Authority or other governmental entity. In such case of an audit under this Section 10(c) that exceeds eight (8) hours, Client shall reimburse DLSS for all of DLSS’s internal employee time in excess of such eight (8) hours at the hourly rate of $[***] per hour.
(d)    Any inspection or audit permitted by Section 10(b) may be conducted (i) not more than one (1) time per calendar year per relevant DLSS facility from which Services are performed, or (ii) with cause due to DLSS’s fault, more frequently at the reasonable request of Client. Each such inspection or audit shall be conducted in a manner so as to not unreasonably disrupt normal operations of DLSS. DLSS shall not charge Client for the time expended by its employees in connection with any such inspection or audit, except in connection with an inspection or audit described in clause (i) which exceeds eight (8) hours, in which case Client shall reimburse DLSS for all of DLSS’s internal employee time in excess of such eight (8) hours at the hourly rate of $[***] per hour.
11.    NON-SOLICITATION.
(a)    During the Term of this Agreement and for a period of [***] thereafter, Client shall not, directly or indirectly, in any manner solicit or induce for employment, or hire or engage the services of, any employee of DLSS or its Affiliates who performed any work under this Agreement. A general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, or solicitations by an independent recruiting firm, in each case, shall not be construed as a solicitation or inducement for the purposes of this Section 11(a) so long as the circumstances indicate that the same was not targeted or directed at DLSS employees. In addition, solicitations of any person who has first contacted Client on his or her own initiative, and solicitations of any person who, prior to commencement of employment discussions between Client and such person, has been terminated by DLSS, shall not be construed as a solicitation or inducement for the purposes of this Section 11.
(b)    During the Term of this Agreement and for a period of [***] thereafter, DLSS shall not, directly or indirectly, in any manner solicit or induce for employment, or hire or engage the services of, any employee of Client or its Affiliates. A general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, or solicitations by an independent recruiting firm, in each case, shall not be construed as a solicitation or inducement for the purposes of this Section 11(b) so long as the circumstances indicate that the same was not targeted or directed at Client’s employees. In addition, solicitations of any person who has first contacted

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DLSS on his or her own initiative, and solicitations of any person who, prior to commencement of employment discussions between DLSS and such person, has been terminated by Client, shall not be construed as a solicitation or inducement for the purposes of this Section 11.

12.	LEGAL RELATIONSHIP; STANDARD OF CARE; LOSS LIMITATIONS; AND INDEMNITY.
(a)    The relationship between DLSS and Client is that of independent contractors. Nothing contained herein shall be construed as creating any agency, partnership, joint venture or other form of enterprise, employment or fiduciary relationships between the parties, and neither party shall have, or hold itself out as having, authority to contract for or bind the other party in any manner whatsoever.
(b)    In performing its Services hereunder, DLSS shall be responsible for and comply with all of its express obligations and agreements contained herein.
(c)    Without limiting the generality of the foregoing, in no event shall DLSS have liability for any loss or damage attributable to events, circumstances or conditions which constitute a Force Majeure. Notwithstanding the foregoing, in the event that DLSS anticipates delay, or claims to be delayed, by reason of an event of Force Majeure, DLSS shall promptly notify Client in writing thereof. The notice shall contain the nature of the claimed event of Force Majeure, the date of commencement of the event, and the anticipated date on which DLSS shall resume the provision of Services; provided, however any stated anticipated date for resumption of Services shall not be binding and DLSS shall have no liability for any failure to meet such date. DLSS shall maintain a disaster recovery plan, and shall implement such plan in the event of Force Majeure.
(d)    In the event of any breach by DLSS of this Agreement which can be reasonably remedied or cured by the re-performance of the Service(s) or taking of other corrective action by DLSS, DLSS may at its option, re-perform such Service(s) or take such corrective action. In the event that DLSS’s re-performance or corrective action remedies the breach within thirty (30) days of the breach, Client’s exclusive remedy shall be damages (if any) incurred as a result of the breach that remain following such re-performance or corrective action.
(e)    Notwithstanding any other provision of this Agreement and regardless of the theory of recovery or cause of action asserted, each party’s maximum liability to the other party arising out of this Agreement or the performance of Services hereunder shall not exceed an amount equal to [***]; provided that this limitation on liability shall not apply to (i) any liability arising out of or in connection with [***]; or (ii) [***]. In no event shall this Section 12(e) limit the amount of fees to be paid by Client to DLSS as set forth in Exhibit F of this Agreement.
(f)    NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL (INCLUDING LOST PROFITS), INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (WHETHER OR NOT CONTEMPLATED OR FORESEEABLE), WHETHER A CLAIM THEREFOR IS BROUGHT AT LAW OR IN EQUITY AND REGARDLESS OF WHETHER ANY CLAIM THEREFOR IS BASED UPON STATUTORY, CONTRACT, TORT, COMMON LAW OR OTHER PRINCIPLES.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(g)    EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, DLSS MAKES NO WARRANTIES OR REPRESENTATIONS RELATED TO THIS AGREEMENT OR THE SERVICES, AND HEREBY (i) DISCLAIMS ALL WARRANTIES, EITHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE UNDER THIS AGREEMENT, AND (ii) SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.
(h)    Client acknowledges that DLSS has not had and will not have any role in the manufacture, branding, labeling, packaging, marketing or sale of any Product and that, as between the parties, Client shall have the sole liability for any product liability or similar claims (regardless of the legal theory upon which such claims may be brought) with respect to each Product. Except to the extent that a Claim was primarily caused by: DLSS’s breach of its express obligations contained herein, gross negligence, recklessness or willful misconduct, Client indemnifies and agrees to defend and hold DLSS, its Affiliates, and their respective members, shareholders, managers, directors, officers, employees and agents, harmless from any and all claims, demands, causes of action, damages (whether for bodily injury or death), losses, judgments, settlements, penalties, fines, assessments, costs and expenses (including, without limitation, attorneys’ fees), arising or resulting from, or alleged to have arisen or resulted from, any of the following (collectively, “Claims”):
(i)    Any defects in the manufacture of Product, [***];
(ii)    Client’s manufacturing, branding, labeling, packaging, marketing [***] or sale of the Product;
(iii)    Label, promotional literature, or other information concerning the Product provided by Client, provided that such materials were not changed in any way by DLSS;
(iv)    DLSS’s legal and appropriate use of or reliance upon any information, documents, direction or instruction provided, supplied or approved by Client or its Representatives regarding the Products, Client, or its business;
(v)    Any actual or asserted [***] of any third party with respect to any Product; or
(vi)    Any violation of Law by Client related to Client’s manufacturing, branding, labeling, packaging, marketing [***] or sale of the Product.
Client shall, at its sole expense, have sole control of the defense of any such Claim and all negotiations for its settlement or compromise, but only if and so long as: (A) Client diligently pursues the defense of such Claim; (B) Client acknowledges to DLSS in writing that the Claim, if resolved or settled adversely to DLSS, is one for which Client is obligated to indemnify DLSS hereunder; (C) the Claim seeks only money damages; and (D) the settlement of, or an adverse judgment with respect to such Claim is not, in the good faith judgment of DLSS, likely to establish a precedential custom or practice materially adverse to the continued conduct of the business or reputation of DLSS.
(i)    Except to the extent that a Claim was primarily caused by Client’s breach of its express obligations contained herein, gross negligence, recklessness or willful misconduct, DLSS indemnifies and agrees to defend and hold Client, its Affiliates, and their respective members, shareholders, managers,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

directors, officers, employees and agents, harmless from any and all Claims incurred by Client arising from or in connection with, any of the following:
(i)     Client’s legal and appropriate use of or reliance upon any information, documents, direction or instruction provided, supplied or approved by DLSS or its Representatives regarding a Program, the Services, or its business;
(ii)     any actual or asserted [***] of any third party with respect to any proprietary information of DLSS related to the Program;
(iii)     any attempt or actual efforts made by DLSS to market or sell any Product, including, but not limited to [***]; provided, however, that the performance of the Services in accordance with the terms of this Agreement shall not be deemed to be an attempt or actual effort by DLSS to market or sell any Product; or
(iv)     any violation of Law by DLSS related to a Program or the Services.
DLSS shall, at its sole expense, have sole control of the defense of any such Claim and all negotiations for its settlement or compromise, but only if and so long as: (A) DLSS diligently pursues the defense of such Claim; (B) DLSS acknowledges to Client in writing that the Claim, if resolved or settled adversely to Client, is one for which DLSS is obligated to indemnify Client hereunder; (C) the Claim seeks only money damages; and (D) the settlement of, or an adverse judgment with respect to such Claim is not, in the good faith judgment of Client, likely to establish a precedential custom or practice materially adverse to the continued conduct of the business or reputation of Client.
(j)    Each party (the “Indemnifying Party”) agrees to indemnify and defend and hold harmless the other party, its Affiliates, and their respective members, shareholders, managers, directors, officers, employees and agents (collectively, the “Indemnified Party”), harmless from any and all Claims incurred by the Indemnified Party arising from or in connection with, any of the following:
(i)    any gross negligence, recklessness or willful misconduct by the Indemnifying Party or its Representatives in the performance of its obligations under this Agreement;
(ii)    the Indemnifying Party’s breach of this Agreement; or
(iii)    any misrepresentation or breach of the representations made by the Indemnifying Party in this Agreement.
The Indemnifying Party shall, at its sole expense, have sole control of the defense of any such Claim and all negotiations for its settlement or compromise, but only if and so long as: (A) the Indemnifying Party diligently pursues the defense of such Claim; (B) the Indemnifying Party acknowledges to the Indemnified Party in writing that the Claim, if resolved or settled adversely to the Indemnified Party, is one for which the Indemnifying Party is obligated to indemnify the Indemnified Party hereunder; (C) the Claim seeks only money damages; and (D) the settlement of, or an adverse judgment with respect to such Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continued conduct of the business or reputation of the Indemnified Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.    TERM AND TERMINATION.
(a)    Unless sooner terminated in accordance with this Agreement, the term of this Agreement shall commence on the Effective Date and end thirty-six (36) months following the Effective Date (the “Initial Term”). Thereafter, Client may, in its sole discretion, renew this Agreement for one (1) or two (2) successive twelve (12) month periods (each a “Client Renewal Term”), unless, at least one hundred eighty (180) days prior to the expiration of the Initial Term or applicable Client Renewal Term then in effect, Client notifies DLSS in writing of its intent not to renew this Agreement. In the event that this Agreement remains in effect fifty-four (54) months following the Effective Date, this Agreement shall automatically renew for successive twelve (12) month periods (each a “Mutual Renewal Term”), unless, at least one hundred eighty (180) days prior to the expiration of the applicable Client Renewal Term or Mutual Renewal Term then in effect, Client or DLSS, as applicable, notifies the other party in writing of its intent not to renew this Agreement. Collectively, the Initial Term and each Client Renewal Term and each Mutual Renewal Term are referred to as the “Term”).
(b)    If DLSS or Client believes that the other party has breached any provision of this Agreement (other than a breach by Client of a payment obligation) and desires to terminate this Agreement because of such breach, such party (“Aggrieved Party”) shall give written notice of such intent to the breaching party (“Breaching Party”) and shall grant the Breaching Party thirty (30) days in which to remedy or cure the cause for termination. During such period, the parties shall make a good-faith effort to assist each other to remedy or cure the breach. If the breach is not remedied, cured or waived by the end of such period, then the Aggrieved Party may terminate this Agreement, effective as of the last day of such 30-day period, by giving notice of such termination to the Breaching Party. In the event of Client’s breach of any of its payment obligations under this Agreement when due, and if such payment default continues for a period of thirty (30) days after notice of such payment default is given to Client, DLSS may terminate this Agreement, by giving notice thereof to Client, effective as of the end of such 30-day period.
(c)    In addition to other available remedies, either party may terminate this Agreement immediately for cause upon written notice to the other party upon the other party’s: (i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within 30 days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(1), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due).
(d)    In addition to the termination rights set forth above, Client also may terminate this Agreement for one or more of the following reasons upon 180 days’ prior written notice to DLSS:
(i)    Client is not authorized to sell the Product in the United States; and/or
(ii)    Commencing July 1, 2017, if, at any time, the overall number of patients receiving implants under commercial payer policies is less than [***] patients when comparing (i) the overall number of patients that received implants under commercial payer policies during the immediately preceding [***] months (the “Current Year”) to (ii) the overall number of patients that received

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

implants under commercial payer policies during the [***] month period immediately preceding the Current Year.
(e)    The (i) obligation of Client to pay fees, costs and expenses earned or incurred by DLSS prior to the expiration or effective date of termination of this Agreement; (ii) obligation of DLSS to remit to Client all payments for the purchase of Product; and (iii) obligations of each party pursuant to Sections 3(a)(iv) (with the exception of the provision of copies), 3(a)(vi), 3(a)(vii), 5(b), 6, 7, 8, 9, 10, 11, 12, this Section 13(e), 13(i), 14, 15, 16 and 17 hereof, shall survive the termination or expiration of this Agreement in accordance with their terms.
(f)    In the event that either party notifies the other of its intent to terminate this Agreement, DLSS shall continue to provide Services in accordance with the terms and conditions of this Agreement until the effective date of termination.
(g)    In any case where DLSS may have the right to terminate this Agreement, DLSS may suspend its performance of Services, in whole or part, until it is satisfied, in its sole discretion, that Client has remedied and cured or will remedy and cure all reasons giving rise to DLSS’s right to terminate this Agreement, provided, however, that Client shall not be obligated to pay for Services that have not been performed.
(h)    Notwithstanding anything contained herein to the contrary, if any Product is no longer authorized for sale in the United States by the United States Food and Drug Administration (“FDA”), Client shall promptly notify DLSS and DLSS’s obligation to provide Services with respect to such Product, and Client’s obligations with respect to such Product, shall cease until such Product authorization has been reinstated. During such period of time that such Product is not authorized for sale in the United States by the FDA, neither DLSS nor Client shall be considered in default of this Agreement. Notwithstanding the foregoing, if the Product is not authorized for sale in the United States, DLSS’s obligations with respect to Reimbursement Support as set forth in Exhibit B, Section III(a)(4) shall continue during such period of time.
(i)    Upon expiration or termination of this Agreement, DLSS shall, subject to applicable Laws, provide Client with copies of all Program, Product, and Patient data (including, but not limited to, all data in the Patient/claims management system relating to the Program and/or Product), records, Program materials, all other Product-related and Program-related information, and all Payer information (including, but not limited to, Payer names and reimbursement information, provided, agreements between DLSS and Payers will not be provided) maintained by DLSS or its Representatives regarding the Services and Program provided by DLSS pursuant to this Agreement (collectively, the “Data”). At no additional cost to Client, for [***] days following the effective date of expiration or termination of this Agreement, DLSS shall use commercially reasonable efforts to provide all such Data to Client and shall use commercially reasonable efforts to provide post-termination transition assistance to Client in connection with Client’s new vendor and/or program. Following such [***] day period, Client shall pay DLSS at the hourly rate of $[***] per hour for DLSS employee time for any post-termination transition assistance including DLSS employee time relating to DLSS’s providing Data to Client.
14.    INSURANCE.
(a)    Client shall maintain during the Term or as otherwise provided in Section 14(c) hereof the following insurance coverage:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)    Commercial general liability insurance, including products liability insurance on Products, which insurance shall be fully sufficient (in terms of coverage and policy limits) to cover bodily injury or death arising from the Products. Such insurance shall be written on an ISO occurrence form CG 00 01 12 04 (or a substitute form providing equivalent coverage) and shall cover, among other things, bodily injury arising from products-completed operations and liability assumed under an insured contract including Client’s contractual liability to indemnify DLSS under Section s12(h) and (j) hereof. The limits of such insurance shall not be less than $[***] per occurrence. Such insurance shall name DLSS and its Affiliates as additional insureds using ISO additional insured endorsement CG 2015 0704 or a substitute providing equivalent coverage. This insurance shall apply as primary insurance with respect to any other insurance or self-insurance program.
Upon execution of this Agreement and thereafter upon demand, Client shall promptly provide DLSS with insurance certificates evidencing Client’s compliance with the foregoing insurance requirements.
(b)    DLSS shall maintain during the Term or as otherwise provided in Section 14(c) hereof the following insurance coverage:
(i)    Worker’s Compensation insurance as required by Law.
(ii)    Commercial general liability insurance and umbrella insurance, including products liability insurance, having a combined limit of not less than $[***] per occurrence and $[***] annual aggregate. Such insurance shall be written on an ISO occurrence form CG 00 02 04 13 (or a substitute for providing equivalent coverage) and shall name Client and its Affiliates as additional insureds.
(iii)    Professional liability insurance covering DLSS and its employees, contractors, agents, and other Representatives providing professional services, with limits of $[***] per occurrence and $[***] in the aggregate.
Self-insured retentions and/or deductibles shall be at DLSS’s sole discretion and responsibility. DLSS warrants that it has sufficient assets to cover any self-insurance or retained risk.
Upon execution of this Agreement and thereafter upon demand, DLSS promptly shall provide Client with insurance certificates evidencing DLSS’s compliance with the foregoing requirements.
(c)    All insurance required hereunder shall be with insurance companies rated “A-” or better by A. M. Best, and shall not have deductibles or self-insured retentions in excess of $[***]. If any insurance required hereunder is provided on a claims-made basis, then said insurance shall be maintained in full force and effect by the responsible party for at least [***] after the expiration or termination of this Agreement (including any renewals hereunder).
15.    NOTICES
Any notice provided for herein shall be given in writing and shall be deemed given to a party at the earlier of (a) when actually delivered to such party or (b) when mailed to such party by registered or certified U.S. Mail (return receipt requested) or sent by overnight courier, confirmed by receipt, and addressed to such party at the address designated below for such party (or to such other address for such party as such party may have substituted by notice pursuant to this Section):

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to DLSS:	Dohmen Life Science Services, LLC 190 N. Milwaukee Street Milwaukee, WI 53202 ATTN: General Counsel

If to Client:    Vericel Corporation
64 Sidney Street
Cambridge, MA 02139
ATTN: Chief Operating Officer
With a Copy to: Vice President, Legal Affairs
16.    REPRESENTATION.
Each party represents and warrants to the other that it will not knowingly utilize the services of any person in connection with this Agreement if such person, or will immediately cease utilizing the services of such person after obtaining knowledge that such person, (a) has been excluded, debarred or otherwise is ineligible to participate in the Federal health care programs as defined in 42 U.S.C. 1320a-7b(f) (the “Federal health care programs”), or any form of state Medicaid program; or (b) has been convicted of a criminal offense related to the provision of health care items or services but has not yet been excluded, debarred or otherwise declared ineligible to participate in the Federal health care programs or state Medicaid programs.
17.    MISCELLANEOUS.
(a)    This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes all other previous or contemporaneous proposals, agreements, statements and understandings (including confidentiality or non-disclosure agreements), whether written or oral. This Agreement may not be amended, supplemented or otherwise modified except by an Adjustment Notice or by an instrument in writing executed by both of the parties hereto and making express reference to this Agreement. The terms and conditions of this Agreement shall prevail over any contradictory or inconsistent terms or conditions contained in any unilateral purchase order, acceptance, acknowledgment, agreement, other standard forms or correspondence used by the parties in performing this Agreement.
(b)    No waiver by either party of any of the provisions of this Agreement shall be effective unless expressly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise or delay in exercising any right or remedy shall operate or be construed as a waiver thereof; and, no single waiver or partial exercise of a right, remedy, power or privilege hereunder shall preclude any other or further exercise of any other right, remedy, power or privilege.
(c)    This Agreement shall inure to the benefit of the parties and their permitted successors and assigns. The rights and obligations under this Agreement may not be assigned to a third party by either party, by merger, consolidation, operation of law or otherwise, without obtaining the prior written consent of the other party (which consent shall not unreasonably be withheld or delayed); provided, however, that DLSS may utilize the services of its Affiliates in performing Services hereunder without obtaining the consent of Client. Notwithstanding the foregoing, either party may assign, without obtaining the consent of the other party, all or any of the assignor’s rights and obligations of this Agreement (i) to its Affiliates or (ii) in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

connection with the sale or transfer (including any by merger, consolidation or operation of law) of all or substantially all of the assignor’s business to which this Agreement pertains; provided, however, that any such assignee shall execute and deliver to the other party hereto an agreement, in form and substance reasonably satisfactory to the other party hereto, assuming all of the assignor’s obligations hereunder. No such assignment or assumption, however, shall relieve the assignor of its obligations hereunder. Notwithstanding the foregoing, DLSS shall provide notice to Client of a proposed Change of Control (defined below) of DLSS as soon as it has made public disclosure in accordance with applicable securities laws. The notice shall contain the information reasonably requested by Client. For purposes of this paragraph, a “Change of Control” shall mean: (A) the acquisition by any person or group of a majority or more of the outstanding voting securities of DLSS, or (B) the approval by DLSS of any direct or indirect sale, lease, exchange or other transfer of substantially all of the assets of: (I) DLSS, or (II) that portion of DLSS that is engaged in the performance of this Agreement.
(d)    DLSS will be relieved from the performance of its obligations hereunder to the extent performance is delayed or prevented by Force Majeure, and such relief will continue for so long as the condition constituting the Force Majeure prevails; provided, however, that termination of this Agreement due to Force Majeure shall not relieve Client of its obligation to timely pay amounts due under this Agreement for Services performed prior to such termination and shall not relieve DLSS of its obligation to timely remit to Client amounts due to Client under this Agreement for Customer purchases of Product.
(e)    This Agreement shall be governed by the internal laws of the state of New York, and shall be construed without giving effect to any rule of construction concerning the party responsible for the drafting thereof.
(f)    Neither party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to this Agreement without the prior consent of the other party (which consent shall not unreasonably be withheld or delayed); provided, however that either Client or DLSS may identify the other as a provider or customer of Services hereunder without obtaining the consent of the other party. Furthermore, if Client files a copy of this Agreement with any Regulatory Authority or any stock exchange, Client shall notify DLSS in advance and cooperate, to the extent permitted by Law or the rules of any applicable stock exchange, with DLSS’s efforts to redact or otherwise obtain confidential treatment of any of the pricing or other confidential terms set forth in this Agreement.
[SIGNATURE PAGE(S) TO FOLLOW]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

DOHMEN LIFE SCIENCE SERVICES, LLC

By: /s/ Cynthia A. LaConte
Name: Cynthia A. LaConte
Its: CEO

VERICEL CORPORATION

By: /s/ Dominick C. Colangelo
Name: Dominick C. Colangelo
Its: President and CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A
PRODUCTS
The term “Products” means the following products, together with all other such products with respect to which DLSS commences to perform Services at Client’s written request:

1.	Carticel® (autologous cultured chondrocytes), an autologous chondrocyte implant for the treatment of cartilage defects in the knee

2.	MACI (upon approval of the Biologics License Application for MACI submitted by Client), a third-generation autologous chondrocyte implant for the treatment of cartilage defects in the knee

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B
SERVICES
There shall be one combined Program for Carticel® and MACI, and any references to the “Program” in this Exhibit B shall mean such combined Program, and any reference to “Product” shall mean Carticel® or MACI as applicable.

DESCRIPTION OF SERVICES

I.
Program Overview. The Program, applying DLSS’ Patient Centered Health Management® approach, will be the primary resource and support center for the Product in the United States. The Program will support Patients, clinicians, Payers, hospitals, and other parties who seek information and the Product. All incoming calls to the Program will be answered by a live person and be provided complete resource services to meet the Customer and Patient needs. All Customers and Patients will be welcomed to the Program as a Client service.

II.	Program Design Development and Launch.

(a)
DLSS will appoint a project management team, which shall include, at a minimum, a dedicated project manager, senior leadership involvement by the Vice President and Senior Vice Presidents of specific program functional areas, IT and reporting analysts, quality assurance management, finance personnel, accounting personnel, market research analyst, market research project lead, reimbursement director, human resources management, and dedicated client experience representation and oversight. The project management team may be modified upon mutual agreement of the parties.

(b)
Utilizing the Operational Blueprint, DLSS will prepare detailed work plans, conduct a market landscape assessment, identify key vendor relationships, develop Patient services programs, develop training programs for DLSS staff, complete Program-specific SOPs, design reports in accordance with the requirements set forth in this Agreement, hire and train staff for the Program, and conduct test runs of the Services prior to launch. Neither design and development nor any other aspect of the Services includes Product-related marketing and sales.

III.	Program Services.

(a)    Based on the features and parameters selected during the design and development of the Program, services including order placement, Product delivery coordination, Patient services, Patient reimbursement support, Payer contract management, accounts receivable management, account management and reporting are supported by DLSS. The parties acknowledge that they expect and anticipate that, at a minimum, the Program will include the features and services described below performed in accordance with DLSS’ SOPs, which are subject to prior review and approval by Client.

(1)	Business Intelligence.

a)	[***].

b)	[***].

c)	[***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

d)	[***].

e)	[***].

f)	[***].

g)	[***].

h)	[***].

i)	[***].

j)	[***].

k)	[***].

l)	[***].

m)	[***].
(2)    Case Management.

a)	[***].

b)	[***].

c)	[***].

d)	[***].

e)	[***].

f)	[***].

g)	[***].

h)	[***].

i)	[***].

j)	[***].

k)	[***].

l)	[***].

m)	[***].

n)	[***].

o)	[***].

p)	[***].

(3)    Clinical Support Services.

a)	[***].

b)	[***].

c)	[***].

d)	[***].

e)	[***].

f)	[***].

g)	[***].

h)	[***].

i)	[***].

j)	[***].

k)	[***].

l)	[***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

m)	[***].

(4)    Reimbursement Support.

a)	[***].

b)	[***].

c)	[***].

d)	[***].

e)	[***].

f)	[***].

g)	[***].

h)	[***].

i)	[***].

j)	[***].

k)	[***].

l)	[***].

m)	[***].

(5)    Program Administration, Data Management, and Reporting.

a)	[***].

b)	[***].

c)	[***].

d)	[***].

e)	[***].

f)	[***].

g)	[***].

h)	[***].

i)	[***].

(b)	General Requirements for Program Services

(1)	[***].

(2)	[***].

(3)	[***].

(4)	[***].

(5)	[***].

(6)	[***].

(7)	[***].

(8)	[***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)    The Services shall not include Product-related marketing or sales. Without limiting the generality of the foregoing, DLSS acknowledges and agrees that while the purpose of the Program is to provide positive support to Patients committed, or deciding whether to commit, to implantation in order to improve Patient access to the Product, neither DLSS, nor any Representative, shall engage in any act that is intended to, or may appear to, push, convince, drive, or otherwise persuade a Patient who is not yet committed to implantation to move forward with or otherwise undergo implantation. DLSS acknowledges that Client may provide guidelines concerning this matter to DLSS from time to time, and DLSS agrees to adhere to such guidelines.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

REPORTS

The report format and content will be mutually agreed to by the parties within [***] days of contract signing.

AGGREGATED DATA
Frequency	Description
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Quarterly (within 7 days of end of quarter)	[***]
Quarterly (in accordance with such telephone conferences described in Section 5(c) of the Agreement)	[***]
Quarterly (within 7 days of end of quarter)	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PATIENT-SPECIFIC DATA
Frequency	Description
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]
Weekly, by end of business on Monday	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

INITIAL PAYERS AND REIMBURSEMENT

Payers

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Reimbursement

Client shall be responsible for setting the pricing strategy and allowable reimbursement amount for each Initial Payer. The amount of reimbursement for the Product by each Initial Payer shall be subject to review and approval by Client.

Payment Terms to be offered to Initial Payers on behalf of the Client are [***] days. Should an Initial Payer request extended payment terms, DLSS will secure advance approval from the Client.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

ADDITIONAL PAYERS AND REIMBURSEMENT

Payers

Additional Commercial Payers
Military Facilities
Workers’ Compensation
Medicare and Medicaid

Reimbursement

Client shall be responsible for setting the pricing strategy and allowable reimbursement amount for each Payer. The amount of reimbursement for the Product offered by each Payer shall be subject to review and approval by Client.

Payment Terms to be offered to Payers on behalf of the Client are [***] days. Should a Payer request extended payment terms, DLSS will secure advance approval from the Client.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

PRICING SCHEDULE

Description	Fee	Timing
(1) Business Intelligence and Program Design and Development Implementation Services	[***]	[***]
(2) Biopsy Coordination	[***]	[***]
(3) Implant Coordination (which includes the following Services: Case Management, Clinical Support, Reimbursement Support, Billing and Collection, A/R and Administrative Management)	[***]	[***]
(4) Reporting	[***]	[***]
(5) Supplies	[***]	[***]
(6) Shipping Fees	[***]	[***]
(7) Ad-hoc services and special reporting post Program launch Estimate of time and cost of ad-hoc services to be provided by DLSS and approved by Client prior to start of work	[***]	[***]

[***]

Program Retention Percentage

In the event that the Program Retention Percentage (as defined below) is equal to or greater than [***] % for any particular calendar year, there shall be a supplemental fee for Eligible Implant Coordinations (as defined below) as follows:

•	Program Retention Percentage between [***] % and [***] %: Supplemental Fee per Eligible Implant Coordination shall be $[***]

•	Program Retention Percentage between [***] % and [***] %: Supplemental Fee per Eligible Implant Coordination shall be $[***]

•	Program Retention Percentage greater than [***] %: Supplemental Fee per Eligible Implant Coordination shall be $[***]

Notwithstanding the foregoing, there shall be no supplemental fee for Implant Coordination for any particular calendar year unless DLSS coordinated a minimum of [***] implants during such calendar year (or such pro-rated number of implants for any partial year of the Agreement).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Program Retention Percentage” [***].

“Eligible Implant Coordinations” shall mean coordinations for all implants, with the exception of [***].
Payment Terms

Business Intelligence and Program Design and Development Implementation fees are due over [***] installments: [***] % upon execution of the Services Agreement, [***] % upon completion of [***] % of Program implementation, and [***] % upon Program launch. Should implementation be delayed beyond or terminated prior to June 30, 2016, for any reason, such fee shall be deemed due and payable in full as of July 1, 2016, provided that: (i) DLSS has appointed and maintained a project management team in accordance with the terms of this Agreement, (ii) DLSS has used best efforts to provide the Services, and (iii) DLSS has provided the information and other deliverables requested by Client, which may include, but not be limited to, market research data, analysis of market research data, implementation outline, and Program-related SOPs, in each case by July 1, 2016.

The Fees set forth in Description #2 and #3 above will each be automatically adjusted by DLSS, effective as of January 1 of each calendar year, commencing with January 1, 2018, by the annual average percentage increase, if any, in the Consumer Price Index (“CPI-U”), U.S. City Average, All Items, published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor (or if the Index is no longer published or issued, any successor index or other reliable governmental or nonpartisan publication evaluating the information previously used in the determination of the index that is mutually selected by the parties) for the most recently completed 12-month period for which the CPI-U percentage is available at the time the adjustment calculation is performed by DLSS.

All Product-specific additional services are billed on a per project basis. Client will be billed for work completed; should the scope of the project increase or any additional services or personnel time be requested during the course of this project, DLSS will obtain prior written approval from Client.